                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian,

Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

--------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:                                           12/1/2002
COLLECTION PERIOD ENDING:                                             12/31/2002
PREV. DISTRIBUTION/CLOSE DATE:                                        12/12/2002
DISTRIBUTION DATE:                                                     1/13/2003
DAYS OF INTEREST FOR PERIOD:                                                  32
DAYS OF COLLECTION PERIOD                                                     31
MONTHS SEASONED:                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     ORIGINAL
Purchases               UNITS     CUT-OFF DATE    CLOSING DATE     POOL BALANCE
--------------------------------------------------------------------------------
Initial Purchase        57,520       7/31/2002       8/21/2002    879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                      ----------------------------------------------------------
TOTAL                   57,520                                    879,123,207.32
--------------------------------------------------------------------------------

I.   ORIGINAL DEAL PARAMETERS

                                           DOLLAR AMOUNT          # OF CONTRACTS
Original Portfolio :                      $ 879,123,207.32                57,520

                                                                                         LEGAL FINAL
     Original Securities:                  DOLLAR AMOUNT                 COUPON           MATURITY
       Class A-1 Notes                    $ 202,000,000.00              1.72313%           9/12/2003
       Class A-2 Notes                      231,000,000.00              1.99000%           1/12/2006
       Class A-3 Notes                      187,000,000.00              2.62000%           2/12/2007
       Class A-4 Notes                      206,374,000.00              3.24000%           8/12/2009
       Class B Notes                         52,749,207.32              8.00000%           8/12/2009
                                          ----------------
           Total                          $ 879,123,207.32

II.  COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     (1)   Beginning of period Aggregate Principal Balance                                        (1)  819,174,740.66
                                                                                                       --------------

     (2)   Subsequent Receivables Added                                                           (2)               -
                                                                                                       --------------

            Monthly Principal Amounts

            (3)   Principal Portion of Scheduled Payments Received       (3) 9,002,563.10
                                                                             ------------
            (4)   Principal Portion of Prepayments Received              (4) 5,688,554.72
                                                                             ------------
            (5)   Principal Portion of Liquidated Receivables            (5) 3,688,881.57
                                                                             ------------
            (6)   Aggregate Amount of Cram Down Losses                   (6)            -
                                                                             ------------
            (7)   Other Receivables adjustments                          (7)            -
                                                                             ------------
            (8)   Total Principal Distributable Amounts                                           (8)   18,379,999.39
                                                                                                       --------------

     (9)    End of Period Aggregate Principal Balance                                             (9)  800,794,741.27
                                                                                                       ==============

     (10)   Pool Factor  (Line 9 / Original Pool Balance)                                         (10)       91.0902%
                                                                                                       ==============

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                                                                ------------------------------------------------
                                                                                    CLASS A-1       CLASS A-2       CLASS A-3
                                                                                    ---------       ---------       ---------
     (11)   Original Note Balance                                               $ 202,000,000.00  231,000,000.00  187,000,000.00
                                                                                ------------------------------------------------

     (12)   Beginning of period Note Balance                                      106,853,043.80  231,000,000.00  187,000,000.00
                                                                                ------------------------------------------------

     (13)   Noteholders' Principal Distributable Amount                            18,379,999.39               -               -
     (14)   Class A Noteholders' Accelerated Principal Amount                       5,598,712.87               -               -
     (15)   Class A Noteholders' Principal Carryover Amount                                    -               -               -
     (16)   Policy Claim Amount                                                                -               -               -
                                                                                ------------------------------------------------

     (17)   End of period Note Balance                                             82,874,331.54  231,000,000.00  187,000,000.00
                                                                                ================================================

     (18)   Note Pool Factors  (Line 17 / Line 11)                                      41.0269%       100.0000%       100.0000%
                                                                                ------------------------------------------------

     (19)   Class A Noteholders' Ending Note Balance                              707,248,331.54

     (20)   Class B Noteholders' Ending Note Balance                               52,749,207.32

     (21)   Class A Noteholders' Beginning Note Balance                           731,227,043.80

     (22)   Class B Noteholders' Beginning Note Balance                            52,749,207.32

     (23)   Total Noteholders Principal Distribution for Collection Period         23,978,712.26

     (24)   Total Noteholders Interest Distribution for Collection Period           1,863,893.24

                                                                                -----------------------------------------------
                                                                                   CLASS A-4       CLASS B          TOTAL
                                                                                   ---------       -------          -----
     (11)   Original Note Balance                                               206,374,000.00  52,749,207.32  $ 879,123,207.32
                                                                                -----------------------------------------------

     (12)   Beginning of period Note Balance                                    206,374,000.00  52,749,207.32    783,976,251.12
                                                                                -----------------------------------------------

     (13)   Noteholders' Principal Distributable Amount                                      -              -     18,379,999.39
     (14)   Class A Noteholders' Accelerated Principal Amount                                -                     5,598,712.87
     (15)   Class A Noteholders' Principal Carryover Amount                                  -                                -
     (16)   Policy Claim Amount                                                              -                                -
                                                                                -----------------------------------------------

     (17)   End of period Note Balance                                          206,374,000.00  52,749,207.32    759,997,538.86
                                                                                ===============================================

     (18)   Note Pool Factors  (Line 17 / Line 11)                                   100.0000%      100.0000%          86.4495%
                                                                                -----------------------------------------------

     (19)   Class A Noteholders' Ending Note Balance

     (20)   Class B Noteholders' Ending Note Balance

     (21)   Class A Noteholders' Beginning Note Balance

     (22)   Class B Noteholders' Beginning Note Balance

     (23)   Total Noteholders Principal Distribution for Collection Period

     (24)   Total Noteholders Interest Distribution for Collection Period

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

     (25)   Total Monthly Principal Collection Amounts                                                           (25)  18,379,999.39
                                                                                                                      --------------

     (26)   Required Pro Forma Class A Note Balance (88% x Line 9)                          (26) 704,699,372.32
                                                                                                 --------------
     (27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                               (27) 712,847,044.41
                                                                                                 --------------
     (28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                              (28)              -                    -
                                                                                                 --------------       --------------
     (29)   Principal Distribution Amount (Line 25 - Line 28)                                                    (29)  18,379,999.39
                                                                                                                      ==============

V.   RECONCILIATION OF COLLECTION ACCOUNT:

     AVAILABLE FUNDS

     (30)   Interest Collections                                                            (30)  11,358,650.70
                                                                                                 --------------
     (31)   Repurchased Loan Proceeds Related to Interest                                   (31)              -
                                                                                                 --------------
     (32)   Principal Collections                                                           (32)   9,002,563.10
                                                                                                 --------------
     (33)   Prepayments in Full                                                             (33)   5,688,554.72
                                                                                                 --------------
     (34)   Prepayments in Full Due to Administrative Repurchases                           (34)              -
                                                                                                 --------------
     (35)   Repurchased Loan Proceeds Related to Principal                                  (35)              -
                                                                                                 --------------
     (36)   Collection of Supplemental Servicing - Extension and Late Fees                  (36)     172,712.96
                                                                                                 --------------
     (37)   Collection of Supplemental Servicing - Repo and Recovery Fees Advanced          (37)              -
                                                                                                 --------------
     (38)   Liquidation Proceeds                                                            (38)     957,758.36
                                                                                                 --------------
     (39)   Recoveries from Prior Month Charge-Offs                                         (39)      11,595.40
                                                                                                 --------------
     (40)   Investment Earnings - Collection Account                                        (40)      21,035.71
                                                                                                 --------------
     (41)   Investment Earnings - Spread Account                                            (41)      27,983.06
                                                                                                 --------------
     (42)   Total Available Funds                                                                                (42)  27,240,854.01
                                                                                                                      --------------

     DISTRIBUTIONS:

     (43)   Base Servicing Fee - to Servicer                                                (43)   1,535,952.64
                                                                                                 --------------
     (44)   Supplemental Servicing Fee - to Servicer                                        (44)     277,889.86
                                                                                                 --------------
     (45)   Indenture Trustee Fees                                                          (45)         250.00
                                                                                                 --------------
     (46)   Owner Trustee Fees                                                              (46)              -
                                                                                                 --------------
     (47)   Backup Servicer Fees                                                            (47)              -
                                                                                                 --------------

     NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                        BEGINNING     INTEREST    INTEREST                      CALCULATED
             CLASS     NOTE BALANCE   CARRYOVER     RATE    DAYS   DAYS BASIS    INTEREST

     (48)  Class A-1  106,853,043.80          -   1.72313%   32   Act.Days/360  163,663.72  (48)     163,663.72
                                                                                                 --------------
     (49)  Class A-2  231,000,000.00          -   1.99000%   30      30/360     383,075.00  (49)     383,075.00
                                                                                                 --------------
     (50)  Class A-3  187,000,000.00          -   2.62000%   30      30/360     408,283.33  (50)     408,283.33
                                                                                                 --------------
     (51)  Class A-4  206,374,000.00          -   3.24000%   30      30/360     557,209.80  (51)     557,209.80
                                                                                                 --------------
     (52)   Class B    52,749,207.32          -   8.00000%   30      30/360     351,661.38  (52)     351,661.38
                                                                                                 --------------

     NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                            MANDATORY
                        PRINCIPAL    PRINCIPAL   EXCESS        NOTE             TOTAL
             CLASS     DISTRIBUTION  CARRYOVER  PRIN. DUE   PREPAYMENT        PRINCIPAL

     (53)  Class A-1  18,379,999.39          -          -            -   -  18,379,999.39   (53)  18,379,999.39
                                                                                                 --------------
     (54)  Class A-2              -          -          -            -   -              -   (54)              -
                                                                                                 --------------
     (55)  Class A-3              -          -          -            -   -              -   (55)              -
                                                                                                 --------------
     (56)  Class A-4              -          -          -            -   -              -   (56)              -
                                                                                                 --------------
     (57)   Class B               -          -          -            -   -              -   (57)              -
                                                                                                 --------------
     (58)   Insurer Premiums - to AMBAC                                                     (58)     135,556.00
                                                                                                 --------------
     (59)   Total Distributions                                                                                  (59)  22,193,541.12
                                                                                                                      --------------
(60) Excess Available Funds (or Premium Claim Amount)                                                            (60)   5,047,312.89
                                                                                                                      --------------
(61) Deposit to Spread Account to Increase to Required Level                                                     (61)              -
                                                                                                                      --------------
(62) Amount available for Noteholders' Accelerated Principle Amount                                              (62)   5,047,312.89
                                                                                                                      --------------
(63) Amount available for Deposit into the Note Distribution Account                                             (63)              -
                                                                                                                      --------------

VI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

(64) Excess Available Funds After Amount to Increase Spread to Required Level
     (Line 60 - Line 61)                                                                    (64)   5,047,312.89
                                                                                                 --------------
(65) Spread Account Balance in Excess of Required Spread Balance                            (65)     551,399.98
                                                                                                 --------------
(66) Total Excess Funds Available                                                           (66)   5,598,712.87
                                                                                                 --------------
(67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                      (67) 712,847,044.41
                                                                                                 --------------
(68) Required Pro Forma Class A Note Balance (88% x Line 9)                                 (68) 704,699,372.32
                                                                                                 --------------
(69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)                  (69)   8,147,672.09
                                                                                                 --------------
(70) Lesser of (Line 68) or (Line 69)                                                       (70)   8,147,672.09
                                                                                                 --------------
(71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                      (71)   5,598,712.87
                                                                                                                      --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.       RECONCILIATION OF SPREAD ACCOUNT:                                INITIAL DEPOSIT                               TOTAL

(72)       INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                      26,373,696.22                            26,373,696.22

(73)       BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                             (73) 24,575,242.22
           ADDITIONS TO SPREAD ACCOUNT

     (74)  Deposit from Collection Account (Line 61)                                         (74)              -
     (75)  Investments Earnings                                                              (75)      27,983.06
     (76)  Deposits Related to Subsequent Receivables Purchases                              (76)              -
     (77)  Total Additions                                                                                        (77)     27,983.06

           SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                       (78) 24,603,225.28
           AND SPREAD ACCOUNT REQUIREMENT AMOUNT

     (79)  3% of the Ending Pool Balance (3% x Line 9)                                       (79)  24,023,842.24
     (80)  Floor Amount (1.5% of Original Pool Balance)                       13,186,848.11  (80)              -
     (81)  If a Spread Cap Event exists then 6% of the Ending Pool Balance                -  (81)              -
     (82)  If a Trigger Event exists then an unlimited amount as
           determined by the Controlling Party                                               (82)              -
     (83)  Spread Account Requirement                                                                             (83) 24,023,842.24

           WITHDRAWALS FROM SPREAD ACCOUNT

     (84)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment
           Earnings to the Collection Account)                                               (84)     27,983.06
     (85)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                    (85)             -
     (86)  Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed
           to the Insurer)                                                                   (86)             -
     (87)  Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid
           amounts owed to the Insurer)                                                      (87)             -
     (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution
           Account - Class A Noteholders' Accelerated Principal Amount)                      (88)    551,399.98
     (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
           Account - Class B Noteholders' Principal)                                         (89)             -
     (90)  Total Withdrawals                                                                 (90)    579,383.04
                                                                                                                  (91)    579,383.04

           END OF PERIOD SPREAD ACCOUNT BALANCE                                                                   (92) 24,023,842.24

VIII.      CALCULATION OF OC LEVEL AND OC PERCENTAGE

     (93)  Aggregate Principal Balance                                                       (93) 800,794,741.27
     (94)  End of Period Class A Note Balance                                                (94) 707,248,331.54
     (95)  Line 93 less Line 94                                                              (95)  93,546,409.73
     (96)  OC Level (Line 95 / Line 93)                                                      (96)         11.68%
     (97)  Ending Spread Balance as of a percentage of Aggregate
           Principal Balance (Line 92 / Line 93)                                             (97)          3.00%
     (98)  OC Percentage (Line 96 + Line 97)                                                 (98)         14.68%

IX.        AMOUNTS DUE TO CERTIFICATEHOLDER

     (99)  Beginning of Period Class B Noteholder Balance                                                         (99) 52,749,207.32
     (100) Funds Available to the Class B Noteholder                                                             (100)             -
     (101) Remaining Balance to the Certificateholder                                                            (101)             -


By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     7-Jan-2003

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

--------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:                                          12/01/2002
COLLECTION PERIOD ENDING:                                             12/31/2002
PREV. DISTRIBUTION/CLOSE DATE:                                        12/12/2002
DISTRIBUTION DATE:                                                    01/13/2003
DAYS OF INTEREST FOR PERIOD:                                                  32
DAYS IN COLLECTION PERIOD:                                                    31
MONTHS SEASONED:                                                               5
--------------------------------------------------------------------------------

Original Pool Balance                                           $ 879,123,207.32

Beginning of Period Pool Balance                                  819,174,740.66
Principal Reduction during preceding Collection Period             18,379,999.39
End of Period Pool Balance                                      $ 800,794,741.27

I.     COLLECTION PERIOD NOTE BALANCE CALCULATION:                                    CLASS A-1        CLASS A-2        CLASS A-3
  (1)  Original Note Balance                                                   (1) $202,000,000.00  $231,000,000.00  $187,000,000.00
                                                                                   ---------------  ---------------  ---------------
  (2)  Beginning of Period Note Balance                                        (2)  106,853,043.80   231,000,000.00   187,000,000.00
  (3)  Note Principal Payments                                                 (3)   23,978,712.26             0.00             0.00
  (4)  Preliminary End of period Note Balance                                  (4)   82,874,331.54   231,000,000.00   187,000,000.00
                                                                                   ---------------  ---------------  ---------------
  (5)  Policy Claim Amount                                                     (5)            0.00             0.00             0.00
  (6)  End of period Note Balance                                              (6)   82,874,331.54   231,000,000.00   187,000,000.00
                                                                                   ===============  ===============  ===============
  (7)  Note Pool Factors  (6) / (1)                                            (7)     41.0268968%     100.0000000%     100.0000000%
                                                                                   ===============  ===============  ===============

I.     COLLECTION PERIOD NOTE BALANCE CALCULATION:                                CLASS A-4         CLASS B           TOTAL
  (1)  Original Note Balance                                                   $206,374,000.00  $52,749,207.32  $879,123,207.32
                                                                               ---------------  --------------  ---------------
  (2)  Beginning of Period Note Balance                                         206,374,000.00   52,749,207.32   783,976,251.12
  (3)  Note Principal Payments                                                            0.00            0.00    23,978,712.26
  (4)  Preliminary End of period Note Balance                                   206,374,000.00   52,749,207.32   759,997,538.86
                                                                               ---------------  --------------  ---------------
  (5)  Policy Claim Amount                                                                0.00            0.00             0.00
  (6)  End of period Note Balance                                               206,374,000.00   52,749,207.32   759,997,538.86
                                                                               ===============  ==============  ===============
  (7)  Note Pool Factors  (6) / (1)                                               100.0000000%    100.0000000%      86.4494911%
                                                                               ===============  ==============  ===============

II.    NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT      CLASS A-1   CLASS A-2   CLASS A-3   CLASS A-4   CLASS B        TOTAL
  (8)  Note Interest Payments                           (8) 163,663.72  383,075.00  408,283.33  557,209.80  351,661.38  1,863,893.24
  (9)  Interest Carryover Amount                        (9)       0.00        0.00        0.00        0.00        0.00          0.00

III.   DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           CLASS A-1  CLASS A-2  CLASS A-3  CLASS A-4  CLASS B  TOTAL
 (10)  Principal Distribution                           (10)    118.71       0.00       0.00       0.00     0.00  118.71
 (11)  Interest Distribution                            (11)      1.53       1.66       2.18       2.70     6.67   14.74
                                                                --------------------------------------------------------
 (12)  Total Distribution  (10) + (11)                  (12)    120.24       1.66       2.18       2.70     6.67  133.45

IV.    SERVICING FEE PAID TO THE SERVICER
 (13)  Base Servicing Fee Paid for the Prior Collection Period                                 $ 1,535,952.64
 (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                             277,889.86
                                                                                               --------------
 (15)  Total Fees Paid to the Servicer                                                         $ 1,813,842.50

V.     COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                     CUMULATIVE          MONTHLY
                                                                                     ---------------------------
 (16)  Original Number of Receivables                                           (16)     57,520
                                                                                     ---------------------------
 (17)  Beginning of period number of Receivables                                (17)     55,785           55,785
 (18)  Number of Subsequent Receivables Purchased                               (18)          0                0
 (19)  Number of Receivables becoming Liquidated Receivables during period      (19)        525              278
 (20)  Number of Receivables becoming Purchased Receivables during period       (20)          7                0
 (21)  Number of Receivables paid off during period                             (21)      1,894              413
                                                                                     ---------------------------
 (22)  End of period number of Receivables                                      (22)     55,094           55,094
                                                                                     ---------------------------

VI.    STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                     ORIGINAL     PREV. MONTH       CURRENT
                                                                                     ---------------------------------------
 (23)  Weighted Average APR of the Receivables                                  (23)   18.03%          18.03%         18.03%
 (24)  Weighted Average Remaining Term of the Receivables                       (24)     60.3            56.9           56.0
 (25)  Weighted Average Original Term of Receivables                            (25)     64.7            64.8           64.8
 (26)  Average Receivable Balance                                               (26)  $15,284         $14,684        $14,535
 (27)  Aggregate Realized Losses                                                (27)       $0      $1,906,374     $2,719,528
                                                                                     ---------------------------------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.       DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

           Receivables with Scheduled Payment delinquent                              UNITS     DOLLARS    PERCENTAGE
     (28)      31-60 days                                                       (28)  2,757   $40,106,860     5.01%
     (29)      61-90 days                                                       (29)    754    10,676,738     1.33%
     (30)      over 90 days                                                     (30)    574     8,008,492     1.00%

     (31)      Receivables with Scheduled Payment delinquent more than 30
               days at end of period                                            (31) 4,085   $58,792,090     7.34%

VIII.      NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

     (32)  Total Net Liquidation Losses for the preceding Collection Period                                      (32)   2,719,527.81
     (33)  Beginning of Period Pool Balance                                                                      (33) 819,174,740.66
     (34)  Net Loss Rate                                                                                         (34)          0.33%

IX.        MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

     (35)  Aggregrate Principal Balance of Receivables extended during the
           preceding collection period                                                                           (35)   7,932,475.63
     (36)  Beginning of Period Pool Balance                                                                      (36) 819,174,740.66
     (37)  Monthly Extension Rate                                                                                (37)          0.97%

X.         PERFORMANCE TESTS:

           DELINQUENCY RATE

           (38) Receivables with Scheduled Payment delinquent > 60 days at end
                of preceding collection period ( 29 + 30 )                               (38) $ 18,685,230.16
                                                                                              ---------------
           (39) End of period Principal Balance                                          (39)  800,794,741.27
                                                                                              ---------------
           (40) Delinquency Ratio (38) divided by (39)                                                           (40)          2.33%
                                                                                                                      --------------
           (41) Delinquency Rate Trigger Level for the Preceding Collection Period                               (41)          4.50%
                                                                                                                      --------------
           (42) Preceding Collection Period Delinquency Rate Compliance                                          (42)           PASS
                                                                                                                      --------------

           ROLLING AVERAGE NET LOSS RATE

           (43) Net Loss Rate in Preceding Collection Period                             (43)           0.33%
                                                                                              ---------------
           (44) Net Loss Rate in Second Preceding Collection Period                      (44)           0.23%
                                                                                              ---------------
           (45) Net Loss Rate in Third Preceding Collection Period                       (45)           0.03%
                                                                                              ---------------
           (46) Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                             (46)          0.20%
                                                                                                                      --------------
           (47) Rolling Average Net Loss Rate Trigger Level for the Preceding
                Collection Period                                                                                (47)         14.00%
                                                                                                                      --------------
           (48) Preceding Collection Period Rolling Average Net Loss Rate Compliance                             (48)           PASS
                                                                                                                      --------------

           AVERAGE MONTHLY EXTENSION RATE

           (49) Principal Balance of Receivables extended during preceding
                Collection Period                                                        (49)           0.97%
                                                                                              ---------------
           (50) Principal Balance of Receivables extended during the Second Preceding
                Collection Period                                                        (50)           0.79%
                                                                                              ---------------
           (51) Principal Balance of Receivables extended during the Third Preceding
                Collection Period                                                        (51)           0.43%
                                                                                              ---------------
           (52) Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                            (52)          0.73%
                                                                                                                      --------------
           (53) Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                          (53)           PASS
                                                                                                                      --------------


By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     7-Jan-2003


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